UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

`
SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, August 27, 2015

Dear Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 on Thursday, August 27, 2015 at 5:00 p.m. local time.  The annual meeting is being held for the following purposes:

1.	To elect four (4) members to the Board of Directors;

2.	To approve the Smith-Midland 2015 Equity Incentive Plan;

3.	To ratify the appointment of the accounting firm BDO USA, LLP as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2015; and

4.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on July 8, 2015 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person.  In order to assure that a quorum is present at the annual meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting.  A prepaid postage envelope has been enclosed for your convenience.  If you attend the annual meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

Rodney I. Smith
CEO/Chairman

Midland, Virginia
July 22, 2015

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to be held on August 27, 2015. Pursuant to Securities and Exchange Commission rules we have elected utilize the "full set delivery" option of providing paper copies of all of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly assessable website. The Company's Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2014 are available on our corporate website and may be accessed at www.edocumentview.com/SMID.

SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia  22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, August 27, 2015, at 5:00 p.m. local time at Smith-Midland Corporation located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being mailed to stockholders of record on or about July 21, 2015, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: http://www.edocumentview.com/SMID

Stockholders of record at the close of business on July 8, 2014 will be entitled to vote at the Annual Meeting or any adjournment thereof.  On or about the record date, 4,852,628 shares of the Company’s Common Stock, $.01 par value per share (“Common Stock”), were issued and outstanding.  The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting.  A quorum for the Annual Meeting is a majority of the shares outstanding.  Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.  Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one and two are considered non-routine matters and, therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to approve the Smith-Midland 2015 Equity Incentive Plan will be required for approval. An abstention will be counted as a vote against this proposal. Broker non-votes, if any, will not be considered in the tabulation of votes.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2015 will be required for approval.  An abstention will be counted as a vote against this proposal.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2014 and December 31, 2013, is being mailed to all Stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person.  The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person.  The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein.  In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement, in favor of the adoption of the 2015 Equity Incentive Plan and in favor of the proposal to ratify and approve the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2015.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.  The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement, in favor of the adoption of the 2015 Equity Incentive Plan and in favor of the ratification of BDO USA, LLP as the auditors for the year ended December 31, 2015. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

Proposal No. 1

ELECTION OF DIRECTORS

Four Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is elected and qualified.  Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below.  The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that Stockholders vote FOR election of the four nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Rodney I. Smith	76	1970	Chairman of the Board of Directors and Chief Executive Officer
Ashley B. Smith	53	1994	President and Director
Wesley A. Taylor	67	1994	Vice President of Administration, Secretary and Director
G. E. "Nick" Borst	74	2013	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Rodney I. Smith.  Chairman of the Board of Directors and Chief Executive Officer.  Rodney I. Smith co-founded the Company in 1960 and became its President and Chief Executive Officer in 1965.  He has served on the Board of Directors and has been its Chairman since 1970.  Mr. Smith is the principal developer and inventor of the Company’s proprietary and patented products.  He is the past President of the National Precast Concrete Association.  Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.  The Company believes that Mr. Smith’s extensive experience in the precast concrete products industry and his knowledge of the marketplace gives him the qualifications and skills necessary to serve in the capacity as the Chairman of the Board of Directors.

Ashley B. Smith.  President and Director.  Ashley B. Smith has served as President of the Company since 2014 and as a Director since 1994.  He was Vice President of the Company from 1990 to 2014. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College.  Mr. Ashley B. Smith is the son of Mr. Rodney I. Smith.  The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience give him the qualifications and skills necessary to serve in the capacity as a director.

Wesley A. Taylor.  Vice President of Administration and Director.  Wesley A. Taylor has served as Vice President of Administration of the Company since 1989 and as a Director since 1994, and previously held positions as Controller and Director of Personnel and Administration.  Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.  The Company believes that Mr. Taylor’s education, business experience and his extensive experience in the precast concrete industry gives him the qualifications and skills necessary to serve in the capacity as a director.

G. E. (Nick) Borst. Director. G.E. (Nick) Borst has served as a Director of the Company since 2013. Previously, Mr. Borst served as an advisory member of the Board of Directors of the Company since 2005. For more than the past five years, Mr. Borst has been engaged in the private practice of law, advising clients in corporate legal matters. Prior thereto, he served as a trial attorney with the federal government. Mr. Borst previously served as president of the Fauquier County Bar Association and as a three-year treasurer of the Fauquier County Chamber of Commerce. In private law practice, Mr. Borst advised clients on business organization and governance. Mr. Borst is also a co-founder and past president of Hospice of Fauquier County and is co-founder and long-time board member of Verdun Adventure Bound, an organization that provides experiential learning programs to over 2,000 young people a year. The Company believes that Mr. Borst's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently G.E. "Nick" Borst is the only independent director of the Company as determined under the NASDAQ Marketplace Rules. The other Directors are not considered independent in view of their positions as executive officers of the Company.

Meetings and Committees of the Board of Directors

The Board of Directors does not have standing Compensation, Nominating or Audit Committees or any committees performing similar functions at the current time due to the size and structure of the Company and that the Board is only composed of four members. Currently, compensation of executive officers, board advisors and directors of the Company, including, but not limited to, the grant of options to purchase the Common Stock pursuant to the Company's 2008 Stock Option Plan or other plans which may be established, is decided by the Board of Directors as a whole.

The Company believes that a standing Nominating Committee is not necessary or cost efficient for a company its size.  All directors participate in the consideration of director nominees.  The Company does not have a formal Nominating Committee Charter.  While the Board of Directors has received a small number of stockholder recommendations for consideration of director candidates, it has not received a sufficient amount to warrant the adoption of a formal policy in that regard, although it may consider doing so in the future. It is the Board’s intent to consider any stockholder nominees that may be put forth.  The Board has not identified any specific minimum qualifications or skills that it believes must be met by a nominee for director.  It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time.

In selecting nominees for the Board, the Company considers the diversity of each candidate in regards to the anticipated needs of the Company as a whole so as to leverage the experience and education of each director in achieving the goals of the Company.

The Board of Directors met formally three times during 2014 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent.  All of the Company’s current directors attended all of the meetings of the Board of Directors in person.

With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers. There are no related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

Audit Committee

The Company currently does not have a standing Audit Committee and because the Company’s Bylaws require a minimum of two committee members, the entire Board of Directors now functions as the Audit Committee. The Company also does not have an Audit Committee Charter. The Board of Directors oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Board is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm. The Board of Directors has determined that the Board does not currently have a person serving on it who qualifies as a Financial Expert as defined by the rules of the Securities and Exchange Commission. The Board of Directors does not believe that the addition of such an expert would add anything meaningful to the Company at this time given that its members have the sufficient knowledge and experience to fulfill the duties and obligations that an Audit Committee would have.

The Board of Directors has recommended that the audited financial statements for fiscal year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

We believe that the Company is better served by the combined Chairman/CEO type of leadership.  By having a strong single leader, a company of our size can adapt to market changes faster with fewer levels of decision makers.  It provides a cohesive vision and strategy for the Company and strong execution ability.  This type of leadership model helps assure a clear and direct line of communication to the Board of any risks, challenges or other key management issues and opportunities.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets.  While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis.  Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

Our Board of Directors has adopted a Professional Code of Ethics as well as a Finance Code of Professional Conduct. The Professional Code of Ethics covers all employees of the Company and describes the policies and procedures for their ethical conduct. The Finance Code of Professional Conduct covers conduct in the practice of financial management and specifically relates to the Chief Executive Officer, the Chief Financial Officer, Accounting Manager and other associates of the finance organization.

Communications Between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication.  The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

Director Attendance at Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature.  All of the Company’s current directors, however, attended the 2014 annual meeting of stockholders. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

All Directors, whether employee or non-employee, receive $1,000 per meeting attended as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties.   For the twelve months ended December 31, 2014, total payments made to all Directors were $13,000.

.
.

Director Compensation Table for 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation	Non- Qualified Deferred Compen- sation Earnings	All Other Compen-sation	Total ($)
Rodney I. Smith	3,000	—	—	—	—	—	3,000
Ashley B. Smith	3,000	—	—	—	—	—	3,000
Wesley A. Taylor	3,000	—	—	—	—	—	3,000
Frederick L. Russell, Jr. (1)	1,000						1,000
G.E. (Nick) Borst	3,000						3,000

(1) Mr. Russell resigned as a director of the Company in June, 2014 and consequently only attended one board meeting during 2014.

Executive Officers

The executive officers of the Company are:

		Director or Executive
Name	Age	Officer Since	Position
Rodney I. Smith	76	1970	Chief Executive Officer and Chairman of the Board of Directors

Ashley B. Smith	53	1994	President of Smith-Midland Corporation, President and Chief Operating Officer of Smith-Midland of Virginia, Inc. and Director

Wesley A. Taylor	67	1994	Vice President of Administration, Secretary and Director

William A. Kenter	69	2008	Chief Financial Officer

William A. Kenter.  Chief Financial Officer.  Mr. Kenter has served as Chief Financial Officer of the Company since September 2008.  Prior to joining the Company, Mr. Kenter was Controller for the Mount Vernon Printing division of Consolidated Graphics, Inc., a commercial printing company, from September 2007 to September 2008.  Mr. Kenter served as President and CEO of PenGraphix Printing Solutions, a commercial printing company, from January 2000 to August 2007.

For the biographies of Messrs. Rodney I. Smith, Ashley B. Smith, and Wesley A. Taylor, please see “Proposal No. 1—Election of Directors”.

Proposal No. 2

PROPOSAL TO ADOPT THE SMITH-MIDLAND CORPORATION 2015 EQUITY INCENTIVE PLAN

Overview
The Board of Directors recommends that the Company’s stockholders approve the Smith-Midland 2015 Equity Incentive Plan (the “Incentive Plan”), which the Board adopted on July 10, 2015, subject to stockholder approval. The general purpose of the Incentive Plan is to attract, motivate and retain selected employees, consultants and directors for the Company and our subsidiaries, to provide them with incentives and rewards for superior performance and to better align their interests with the interests of our stockholders. As of July 8, 2015, no Awards have been granted under the Incentive Plan.

The summary below of the principal features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit A.
Summary of the Plan
 General. The Incentive Plan authorizes us to provide equity-based compensation in the form of (i) Options, (ii) Restricted Stock and Restricted Stock Unit Awards (“RSUs”), (iii) Other Share-Based Awards; and (iv) Performance Awards (collectively called “Awards”). Options granted under the Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, as determined by the Committee (as defined below).
 Number of Shares Authorized. The number of shares of common stock of the Company available for award under the Incentive Plan is 750,000 shares. Upon stockholder approval of the Incentive Plan, no further awards shall be made under the Company’s 2008 Stock Option Plan (the “Prior Plan”) and the Prior Plan shall remain in effect only so long as awards made thereunder shall remain outstanding. The last sales price of our common stock as quoted on the OTC Bulletin Board System on July 8, 2015 was $2.22 per share.
If any Award is forfeited, expires, lapses or otherwise terminates without the issuance of shares of our common stock subject to such Award, such shares will again be available for future grant. In addition, any shares under the Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Incentive Plan, the number and kind of shares covered by Awards then outstanding under the Incentive Plan and the exercise price of outstanding Options.
Administration. The Compensation Committee (or any subcommittee thereof formed by the Compensation Committee) or the full Board during such times as no committee is appointed by the Board of Directors or during such times as the Board of Directors is acting in lieu of the Compensation Committee (the “Committee”) will administer the Incentive Plan. Subject to the other provisions of the Incentive Plan, the Committee has the authority to:

●	interpret the Incentive Plan;

●	establish and amend rules and regulations relating to the Incentive Plan;

●	select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and

●	make all other determinations it deems necessary or advisable for the administration of the Incentive Plan.
To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules of any or any national securities exchange on which the Company’s common stock is then traded, the Committee may delegate to (i) a committee of one or more directors any authority of the Committee under the Incentive Plan and (ii) one or more executive officers or a committee of executive officers the right to grant Awards to employees who are not directors or executive officers of the Company.
Eligibility. The Incentive Plan provides that Awards may be granted to employees, directors and consultants of the Company and its subsidiaries. Incentive stock options may be granted only to employees.
Each Award granted under the Incentive Plan will be evidenced by a written award agreement between the participant and the Company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.
The Awards Authorized Under the Incentive Plan
Options
An Option is the right to purchase shares of common stock for a specified period of time at a fixed price (the “exercise price”). Each Option agreement will specify the exercise price, the type of Option, the term of the Option and the date when the Option will become exercisable.
     Exercise Price. The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an incentive stock option or nonqualified stock option will not be less than 100% of the fair market value of common stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Company’s outstanding common stock (a “10% Stockholder”) will not be eligible for the grant of an incentive stock option unless the exercise price of the incentive stock option is at least 110% of the fair market value of the common stock on the date of grant.
 Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by cash or check, by tendering previously acquired shares of common stock, or, subject to approval by the Committee, by delivery of other consideration having a fair market value on the exercise date equal to the purchase price or by withholding shares of common stock underlying the Option being exercised, or by any combination of the foregoing methods.
Term of the Option. The term of an Option granted under the Incentive Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.
Restricted Stock and Restricted Stock Unit Awards
An Award of Restricted Stock is a grant to the recipient of ownership of a specified number of shares of common stock which are subject to restrictions that lapse separately or in combination at such time or times as the Committee, in its discretion, determines. Each grant of Restricted Stock will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period. Unless otherwise provided in the award agreement, the participant shall become a stockholder of the Company, with voting, dividend and other stockholder rights, with respect to the restricted stock awarded as of the date of grant.
Restricted Stock Units represents the right of the grantee of the RSU to receive from the Company a payment upon or after vesting of the RSU equal to the per share value of the common stock as of the date of grant, vesting date or other date determined by the Committee at the date of grant of the RSU. At the discretion of the Committee, RSUs may be settled by delivery of cash or shares, or a combination thereof, as determined by the Committee. RSUs may entitle the participant to receive credits for dividend equivalents, but not voting or other rights as a stockholder.
Other Share-Based Awards
Other Share-Based Awards may be granted by the Committee, either alone or in addition to other Awards granted under the Incentive Plan, in the form and on such terms and conditions as the Committee shall determine.
Performance Awards
Awards of Performance Shares and Performance Cash may be made under the Incentive Plan. A Performance Share is a grant of a unit with a value equal to a designated number of shares of common stock. Performance Cash mean any cash incentives paid to the participant. A grant of Performance Shares or Performance Cash will vest and become payable to the participant upon the achievement during a specified performance period of performance objectives established by the Committee.
Performance objectives may be established on a company-wide basis; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance objectives, the number of units to which they pertain and the time and manner of payment of the Award, shall be specified in the Award Agreement.
The Committee may also condition the grant and vesting of a Restricted Stock Award, RSUs or an Other Share-Based Award on the achievement of performance objectives as described above.
General Provisions
 Vesting. Each grant of Performance Shares and Performance Cash will specify the performance objectives that must be achieved in order for payment to be made. Each grant of Options shall specify the length of service that must be achieved before it becomes exercisable. Each grant of Restricted Stock or Restricted Stock Units shall specify the duration of the restriction period and any other conditions under which the Restricted Stock or Restricted Stock Unit would be forfeitable to the Company, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.
 Dividends/Ownership Rights. Unless otherwise provided by the Committee, an Award of Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. Notwithstanding the foregoing, any dividends paid with respect to the Restricted Stock shall be subject to the same restrictions that apply to the underlying Award during the restriction period, unless otherwise provided by the Committee. A participant receiving a Restricted Stock Unit Award will not possess any rights of a stockholder with respect to such Award.
 Transferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited transfers of Awards, other than incentive stock options, to certain family members, trusts for the benefit of certain family members, or as charitable donations.
Termination of Employment or Consulting Services. The Committee may take actions which it believes equitable under the circumstances or in the best interest of the Company with respect to Awards that are not fully vested in the event of termination of employment by reason of death, disability, voluntary or involuntary termination of employment, or other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee.
Award Deferrals and Dividend Equivalents. An Award Agreement may provide for the deferral of the payment of any Award. The recipient of any Award, other than an Option, may be entitled to receive, on a deferred basis, amounts of cash, stock or other property dividends on shares of common stock underlying the Award. Any dividends or dividend equivalents provided with respect to Performance Awards or Restricted Stock, RSUs or other Share-Based Awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying Awards.
Change in Control
Unless otherwise provided in the participant’s Award Agreement, in the event of a Change in Control in which the successor company assumes or replaces an Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a participant’s employment with such successor company (or a subsidiary thereof) terminates for any reason other than Cause (as defined in an Award Agreement) within 24 months following a Change in Control (or such other period set forth in the Award Agreement): (i) Options outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months even if beyond original term, (ii) restrictions, limitations and other conditions on Restricted Stock and RSUs shall lapse and the Restricted Stock and RSUs shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. An Award shall be considered assumed or replaced if following the Change in Control the assumed or replacement award confers the right to purchase or receive, for each share of common stock subject to the Award immediately prior to the Change in Control, the consideration received in the transaction constituting a Change in Control by holders of the Company’s shares of common stock for each share held on the effective date of such transaction. Unless otherwise provided in an Award Agreement, in the event of any Change in Control of the Company, to the extent the successor company does not assume or replace an Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) those Options outstanding as of the date of the Change in Control that are not assumed or replaced shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and RSUs that are not assumed or replaced shall lapse and the Restricted Stock and RSUs shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.
Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option outstanding shall terminate within a specified number of days after notice to the participant, and/or that each Option shall be cancelled and in consideration for such cancellation each participant shall receive, with respect to each share of common stock subject to such Option, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option. Such amount shall be payable in cash, in one or more kinds of stock or property or in a combination thereof, as the Committee, in its discretion, shall determine; provided, that if the exercise price per share of such Option equals or exceeds the fair market value of such shares of common stock immediately prior to the occurrence of such Change in Control, then such Option may be canceled without the payment of consideration.
A “Change in Control” is defined in the Incentive Plan as occurrence of any of the following events: (a) (i) sale of all or substantially all of the assets of the Company to any person or entity or group of persons or entities which is not an affiliate of Rodney Smith or Ashley Smith (who are, as of the date of adoption of the Incentive Plan, executive officers of the Company); (ii) any person or entity or group of persons or entities (other a group consisting solely of affiliates of Rodney Smith or Ashley Smith) is or shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding or (iii) a merger or consolidation pursuant to which any person or entity or group of persons or entities (other than a group consisting solely of affiliates of Rodney Smith or Ashley Smith) becomes the “beneficial owner” (as defined in clause

(ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction; or (b) consummation of a complete liquidation or dissolution of the Company.
Effective Date, Amendments, and Termination of the Incentive Plan. The Incentive Plan will be effective as of the date of approval by our Board, subject to approval by the Company’s stockholders. The Incentive Plan terminates automatically on July 9, 2025, the tenth anniversary of its adoption by the Board of Directors.
Certain Federal Income Tax Considerations
The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.
PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.
 Nonqualified Options
A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a nonqualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a nonqualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.
          Under the Incentive Plan, non-qualified options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Stock held by the participant. Payment in common stock or Restricted Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Stock, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Stock surrendered. The fair market value of shares of common stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares will have a tax basis equal to their fair market value on the date of the exercise of the nonqualified option.
Incentive Stock Options
A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction for the taxable year in which the disqualifying disposition occurred. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.
Under the Incentive Plan, incentive stock options may, at the option of the Committee, be exercised in whole or in part with shares of common stock or Restricted Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of common stock or Restricted Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Stock, however, the equivalent number of shares of common stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Stock surrendered. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.
Restricted Stock
Restricted Stock received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.
      Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.
      Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits.
Other Share-Based Awards
The tax consequences of receiving Other Share-Based Awards will generally be governed by the principles set forth in Sections 61, 83 and 451 of the Code. These tax consequences may vary depending upon the terms and conditions of such awards, but should generally be analogous to the tax consequences for Stock Options, Restricted Stock, and Performance Cash, as described above, as the case may be. Accordingly, in most cases, an Other Share-Based Award, if payable in the form of shares of common stock, will be subject to ordinary income taxation when the forfeiture restrictions, if any, in respect of any such award lapse and the shares are transferred to the participant, whichever occurs later and, if an Other Share-Based Award is payable in cash, such award will be taxable upon the actual or constructive receipt of any such cash payment. Subject to Section 162(m) of the Code, the Company will be entitled to a corresponding tax deduction. A participant’s tax basis in any shares received will generally be equal to the fair market value of such shares when the forfeiture restrictions lapse or the shares are transferred, whichever occurs later. The participant’s holding period for the shares will generally begin when the forfeiture restrictions lapse or when the shares are transferred, whichever occurs later. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.
Performance Cash and Performance Shares
A participant realizes no taxable income and the Company is not entitled to a deduction when Performance Cash or Performance Shares are awarded. When the Performance Cash and Performance Shares vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.
 Section 162(m) Limitations
Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is “performance-based compensation” and meets certain other requirements outlined in Code Section 162(m) and related regulations. If Awards to such persons are intended to qualify as “performance-based compensation,” the Incentive Plan provides that no participant may be granted (i) Options during any 12-month period with respect to more than 200,000 shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 200,000 Shares. In addition to the foregoing, the maximum dollar value that may be earned by any participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000.
Withholding
The Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.
New Plan Benefits
Because benefits under the Incentive Plan are discretionary and will depend on the actions of the Committee and the value of shares of common stock of the Company, it is not possible to determine the benefits that will be received if stockholders approve the Incentive Plan.
Vote Required
Approval of the Smith-Midland 2015 Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

The Board of Directors recommends that Stockholders vote FOR the Adoption of the Smith-Midland 2015 Equity Incentive Plan.

Proposal No. 3

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF BDO USA, LLP
AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING
DECEMBER 31, 2015

The Company has selected BDO USA, LLP to serve as its independent registered public accounting firm for the year ending December 31, 2015.

The Board unanimously recommends that Stockholders vote FOR the ratification of the selection of BDO USA, LLP as the independent auditors for the Company for the year ending December 31, 2015.

The Company does not currently have an Audit Committee, and accordingly, the the following Audit Committee Report is being given by the entire Board of Directors.

AUDIT COMMITTEE REPORT
The Board of Directors, in fulfilling its role as the Audit Committee, is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s registered independent public accounting firm, and the internal control functions as they relate to the the preparation of the financial statements. Our Company currently does not have an Audit Committee Charter.
Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.
Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP, the Company’s independent registered public accountants, the Company’s audited financial statements as of and for the year ended December 31, 2014. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committee”, as amended (AICPA, Professional Standards, Vol. 1 AU, Section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.
Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting.
Based on the reports and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The Board of Directors in its role as
The Audit Committee
Rodney I. Smith
Ashley B. Smith
Wesley A. Taylor
G.E. "Nick" Borst

AUDIT AND RELATED FEES

The aggregate fees billed for each of the past two fiscal years for professional services rendered by BDO USA, LLP, the principal accountant for the audit of the Company, for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other fees for products and services are shown in the table below.

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees are for professional services rendered by BDO USA, LLP for tax compliance, tax advice, and tax planning.

Audit-Related Fees. Fees paid to BDO USA, LLP for the audit of the Company's 401(k) benefit plan.

All Other Fees. There were no other fees paid to BDO USA, LLP for the two most recent fiscal years.

	2014	2013
Audit Fees	$134,800	$135,800
Tax Fees	24,754	25,991
Audit-Related Fees	13,650	5,450
All Other Fees	$—	$—
Total Fees	$173,204	$167,241

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of July 8, 2015, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based solely on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Number of Shares Beneficially Owned	Percentage of
Name and Address of Beneficial Owner (1)	(2)	Class

Rodney I. Smith (1)(3)(4)(5)	773,398	15.6%

Ashley B. Smith (1)(3)(4)(6)	163,417	3.3%

Wesley A. Taylor (1)(7)	62,750	1.3%

G.E. Nick Borst (8)	81,000	1.7%

William A. Kenter (1)	—	—

Tall Cotton Partners, LLC (9)	567,363	11.7%

Henry Partners, L. P. (10)	461,000	9.5%

Wax Asset Management, LLC (11)	608,785	12.5%

All directors and executive officers as a group (5 persons)(2)(12)	1,080,565	21.5%

(1)     The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor and William A. Kenter is c/o Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728.

(2)     Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)     Ashley B. Smith is the son of Rodney I. Smith.  Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4)     Does not include options to purchase 16,000 shares held by Matthew Smith and Roderick Smith and an aggregate of 86,489 shares of Common Stock held by Matthew Smith and Roderick Smith.  Matthew Smith and Roderick Smith are sons of Rodney I. Smith, and brothers of Ashley B. Smith.  Also, does not include shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership.

(5)     Includes 50,000 shares of Common Stock held by Hazel Bowling, former wife of Rodney I. Smith, and mother of Mr. Smith’s children. Mr. Smith disclaims beneficial ownership of the shares held by Hazel Bowling.  Includes options to purchase 100,000 shares.

(6)     Includes options to purchase 38,800 shares.

(7)     Includes options to purchase 31,000 shares.

(8) Address of holder is P.O. Box 351, Ophelia, VA 22530.

(9)    Address of holder is 1801 Libbie Avenue, Suite 201, Richmond, VA 23226.

(10) Henry Investment Trust, L.P. is the sole general partner of each of Henry Partners, L.P. and Matthew Partners, L.P. and may be deemed to beneficially own 267,200 shares held by Henry Partners, L.P. and 193,800 shares held by Matthew Partners, L.P. Address of holder is 255 South 17th Street, Suite 2608, Philadelphia, PA 19103.

(11) Address of holder is 45 Cherry Lane, Madison, CT 06443.

(12)  Includes options to purchase 169,800 shares for all directors and executive officers as a group.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	293,099	1.98	500,000
Equity compensation plans not approved by security holders	—	—	—
Total	293,099	1.98	500,000

Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for each of the last two completed fiscal years for the principal executive officer of the Company and the two most highly compensated executive officers other than the principal executive officer (the “named executive officers”) whose compensation exceeded $100,000 during 2014:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Comp- sation ($)	Non-Qualified Deferred Compensation Earning ($)	All Other Compen- sation ($)(3)(4)	Total ($)
Rodney I. Smith	2014	108,767	—	—	—	—	—	102,000	210,767
Chief Executive Officer	2013	119,547	59,733	—	—	—	23,400	104,000	306,680
and Chairman of the
Board.

Ashley B. Smith	2014	137,385	1,500	—	—	—	—	3,000	141,885
President and Director	2013	144,389	—	—	—	—	—	3,000	147,389

William A. Kenter	2014	108,197	—	—	—	—	—	—	108,197
Chief Financial Officer	2013	113,026	—	—	—	—	—	—	113,026

(1)  Represents salaries paid in 2014 and 2013 for services provided by each named executive officer serving in the capacity listed. Salaries of all executive officers were reduced in early 2013 and repaid in part and reinstated at the end of 2013.

(2)  Represents amounts paid in 2014 and 2013 for annual performance-based bonuses related to operations in 2013 and 2012.

(3)  Mr. Rodney Smith was paid $99,000 in 2014 and 2013, which is included in the column titled “All Other Compensation”, for royalty payments due under his employment contract with the Company, which is more fully described in the following section titled “Employment Contracts and Termination of Employment and Change in Control Arrangements”.  Mr. Rodney Smith received director’s compensation in the amount of $3,000 and $4,000 for the years 2014 and 2013, respectively.

(4)  Mr. Ashley Smith received director’s compensation in the amount of $3,000 for each of the years 2014 and 2013.

Outstanding Equity Awards At Fiscal Year-End 2014

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2014.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date
Rodney I. Smith	20,000	—	2.52	09/29/2015
	20,000	—	2.25	05/21/2016
	20,000	—	2.15	05/21/2017
	40,000	—	1.21	06/29/2018
TOTAL	100,000	—
Ashley B. Smith	10,000	—	2.52	09/29/2015
	7,000	—	2.25	05/21/2016
	7,000	—	2.15	05/21/2017
	14,800	—	1.21	06/29/2018
TOTAL	38,800	—
TOTAL	138,800	—

All stock options vest on a prorated basis annually over three years from the date of grant and generally expire ten years from the date of grant.

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company entered into a four-year Employment Agreement with Rodney I. Smith, its current Chairman of the Board and Chief Executive Officer, effective as of September 30, 2002.  The term of employment automatically renews commencing on the date one year after the effective date, and on an annual basis thereafter, for an additional one year, unless earlier terminated or not renewed as provided for therein.  The agreement provides for an annual base salary of $99,000 (“Base Salary”), which will be reviewed at least annually and adjusted from time to time at the determination of the Board of Directors.  It also provides for an annual royalty fee of $99,000 payable as consideration for Mr. Smith’s assignment to the Company of all of his rights, title and interest in and to the Patents (as defined in the agreement).  Payment of the royalty continues only for as long as the Company is using the inventions underlying the Patents.  Mr. Smith is also entitled to performance-based bonus as determined by the Board each calendar year.

Mr. Smith’s employment agreement provides further that if Mr. Smith (i) voluntarily leaves the employ of the Company within six months of his becoming aware of a Change of Control (as defined in the agreement) of the Company, then he shall be entitled to receive a lump sum amount equal to three times the five-year average of his combined total annual compensation, which includes the Base Salary and bonus, less one dollar ($1.00), and certain other unpaid accrued amounts as of the date of his termination, or (ii) is terminated by the Company without Cause (as defined in the agreement) or leaves the Company with Good Reason (as defined in the agreement), Mr. Smith shall be entitled to a lump sum payment equal to three times the combined Base Salary and bonus paid during the immediately preceding calendar year, and such other unpaid accrued amounts. In any of such cases, the Company will provide Mr. Smith with certain Company fringe benefits for two years, subject to certain conditions as provided for in the agreement, and all of Mr. Smith’s unvested options to purchase Company stock shall become fully vested and exercisable on the date of termination. Mr. Smith will be entitled to exercise all such options for three years from the date of termination. The Company will have no further obligations to Mr. Smith, other than with respect to the payment of royalties.

In the event Mr. Smith’s employment by the Company is terminated as a result of Mr. Smith’s (i) death, his estate shall be entitled to a lump sum payment of one times the combined Base Salary and bonus, and certain other accrued and unpaid amounts, or (ii) disability, Mr. Smith shall be entitled to Base Salary and bonus for a period of one year commencing with the date of termination, and all other unpaid accrued amounts.

In the event Mr. Smith’s employment is terminated for cause or Mr. Smith voluntarily leaves the employ of the Company for no reason, Mr. Smith shall be entitled to accrued but unpaid Base Salary and Bonus up to the date of termination, and all other unpaid amounts.

The employment agreement also contains non-competition and non-solicitation covenants for one year following Mr. Smith’s termination of employment for any reason.

On December 31, 2008, the board of directors approved an amendment to the Employment Agreement to include changes required to be in compliance with Section 409A of the Internal Revenue Code, nonqualified deferred compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the “Commission”) and any national securities exchange on which the Corporation’s securities are registered.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten per cent (10%) beneficial owners were satisfied during 2014 except that G.E. “Nick” Borst was late in filing his Form 3.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP acted as our independent registered public accounting firm for the fiscal year ended December 31, 2014.  A representative of BDO USA, LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed July 8, 2015 as the record date for the determination of Stockholders entitled to vote at this Annual Meeting. On or about that date, 4,852,628 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order to be included in proxy material for next year’s annual meeting, Stockholders’ proposed resolutions must be received by the Company no later than March 17, 2016.  In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders.  The required notice must be delivered to the Secretary of the Company at our principal offices not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.  These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received earlier than May 30, 2016 or after June 28, 2016, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2016.  If the Board of Directors chooses to present a proposal submitted after June 28, 2016 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers and other nominee record holders may have been sent to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

An Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2014, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company's cost.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Rodney I. Smith

Rodney I. Smith
Chairman and Chief Executive Officer
Midland, Virginia

Dated: July 22, 2015

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Rodney I. Smith	☐	☐
02 - Ashley B. Smith	☐	☐
03 - Wesley A. Taylor	☐	☐
04 - G.E. (Nick) Borst	☐	☐

4. In their discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 4 4 8 0 2 2

024WVC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

Proxy — SMITH-MIDLAND CORPORATION

PROXY FOR ANNUAL MEETING

TO BE HELD ON THURSDAY, AUGUST 27, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rodney I. Smith and Wesley A. Taylor, or either of them, as attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at Smith-Midland Corporation, 5119 Catlett Rd., Midland, VA 22728, on Thursday, August 27, 2015 at 5:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith and Wesley A. Taylor to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposals 2 and 3.

Please mark, date, sign and return the proxy card promptly using the enclosed envelope.

Exhibit A

SMITH-MIDLAND CORPORATION

2015 EQUITY INCENTIVE PLAN

Smith-Midland Corporation (the "Company"), a Delaware corporation, hereby establishes and adopts the following Smith-Midland Corporation 2015 Equity Incentive Plan (the "Plan").

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors and consultants of the Company and its Subsidiaries who are expected to contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. "Affiliate" means, as to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The term "controlling" and "controlled" shall have meanings correlative to the foregoing.

2.2. "Award" shall mean any Option, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Award granted pursuant to the provisions of the Plan.

2.3. "Award Agreement" shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4. "Board" shall mean the board of directors of the Company.

2.5. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.6. "Committee" shall mean the Compensation Committee of the Board or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the Committee; provided that, at any time that securities of the Company are listed on a national securities exchange, including the Nasdaq Global Market ("NASDAQ"), the Committee shall consist of no fewer than two Directors, each of whom is (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" to the extent required by the rules and regulations of the national securities exchange on which the Shares are then listed.

2.7. "Covered Employee" shall mean an employee of the Company or any Subsidiary who is a "covered employee" within the meaning of Section 162(m) of the Code to the extent required by such rules.

2.8. "Director" shall mean a member of the Board who is not an employee of the Company or any of its Subsidiaries.

2.9. "Dividend Equivalents" shall have the meaning set forth in Section 11.5.

2.10. "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company's securities.

2.11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.12. "Fair Market Value" shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares means, on any given date, (i) if the Shares are then listed on a national securities exchange, including NASDAQ, the closing sales price per Share on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if Shares are not then listed on a national securities exchange but are then quoted on another stock quotation system, the closing price for the Shares as quoted on such quotation system on such date, or if no sale was made on such date on such quotation system, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code and the regulations thereunder.

2.13. "Limitations" shall have the meaning set forth in Section 9.5.

2.14. "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15. "Other Share-Based Award" shall have the meaning set forth in Section 7.1.

2.16. "Participant" shall mean an Employee or director of the Company who is selected by the Committee to receive an Award under the Plan.

2.17. "Payee" shall have the meaning set forth in Section 12.1.

2.18. "Performance Award" shall mean any Award of Performance Cash or Performance Shares granted pursuant to Article 8.

2

2.19. "Performance Cash" shall mean any cash incentives granted pursuant to Article 8 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.20. "Performance Period" shall mean the period established by the Committee of not less than 6 months during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.21. "Performance Share" shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.22. "Permitted Assignee" shall have the meaning set forth in Section 11.3.

2.23. "Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

2.24. "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25. "Restricted Stock Award" shall have the meaning set forth in Section 6.1.

2.26. "Restricted Stock Unit" means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. "Restricted Stock Unit Award" shall have the meaning set forth in Section 6.1.

2.28. "Shares" shall mean the shares of the common stock of the Company, par value $0.01 per share.

2.29. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3

2.30. "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.31. *"Ten Percent Shareholder"* shall have the meaning set forth in Section 5.3.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided in Section 11.2, a total of 750,000 Shares shall be authorized for issuance under the Plan.

(b) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee or director of the Company shall be eligible to be selected as a Participant.

4

4.2. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares or dollar value to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or any national securities exchange on which the Shares are then traded, the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who

5

is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided that the option price of an incentive stock option granted to an employee who, at the time of grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Shareholder") shall be no less than 110% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 11.2, to the extent required by law or the rules of a securities exchange on which the Shares are then traded, the Committee shall not without the approval of the Company's stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.2), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares may then be traded.

5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, further that no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after five (5) years from the date the Option is granted.

5.5. Exercise of Options. (a) Options shall be subject to such vesting conditions as may be imposed by the Committee. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

6

No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(c) The Award Agreement for an Option shall set forth the extent to which it may be exercised following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

5.6. Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

5.7. Incentive Stock Options. The Committee may grant Options intended to qualify as "incentive stock options" as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares for which incentive stock options granted to any employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000. Solely for purposes of determining whether Shares are available for the grant of "incentive stock options" under the Plan, the maximum aggregate number of Shares that may be issued pursuant to "incentive stock options" granted under the Plan shall be 500,000 Shares, subject to adjustment provided in Section 11.2.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1. Grants. Awards of Restricted Stock and Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award" or "Restricted Stock Unit Award" respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 9 to the Award as provided in Section 9.1. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

6.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

6.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted

7

Stock Unit Award shall not possess any rights of a stockholder with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award. Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

6.4. Effect of Termination of Employment. The Award Agreement for Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

6.5. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7. OTHER SHARE-BASED AWARDS

7.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Share-Based Awards") may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation. Other Share-Based Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 9 to the Award as provided in Section 9.1.

7.2. Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents and cash and any property distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8

7.3. Effect of Termination of Employment. The Award Agreement for an Other Share-Based Award shall set forth the extent to which the Award will be retained following termination of the Participant's employment with or provision of services to the Company (including service as a director of the Company) and its Subsidiaries.

7.4. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8. PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Cash or Performance Shares, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon criteria set forth in Section 9.2.

8.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

8.4. Effect of Termination of Employment. The Award Agreement for Performance Awards shall set forth the extent to which the Participant shall have the right to retain Performance Awards following termination of the Participant's employment with or provision of services to the Company and its Subsidiaries.

8.5. Payment. Except as provided in Article 10 or as may be provided in an Award Agreement, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. CODE SECTION 162(m) PROVISIONS

9

9.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 9 is applicable to such Award.

9.2. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 9, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

9.3. Adjustments. Notwithstanding any provision of the Plan (other than Article 10), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 9, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the

10

death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

9.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

9.5. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 11.2, no Participant may be granted (i) Options during any 12-month period with respect to more than 200,000 Shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 200,000 Shares (the "Limitations"). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

10. CHANGE IN CONTROL PROVISIONS

11

11. GENERALLY APPLICABLE PROVISIONS

11.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval or (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 9.5. The Board may not (except pursuant to Section 11.2 or in connection with a Change in Control), without the approval of the Company's stockholders, cancel an Option in exchange for cash or take any other action with respect to an Option that would be treated as a repricing, including a reduction of the exercise price of an Option or the exchange of an Option for another Award. Unless required by applicable law, rule or regulation, no amendments to, or suspension or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

11.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, in the aggregate or to any one Participant, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any Award shall always be a whole number.

11.3. Transferability of Awards. Except as provided below, no Award and no Shares subject to Awards described in Article 7 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and

13

such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a "Permitted Assignee") to (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

11.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a director of the Company), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

11.5. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award), other than an Option, may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

12. MISCELLANEOUS

12.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to

14

withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

12.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

12.3. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

12.4. Forfeiture Events. (a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company and/or a Subsidiary, violation of material Company and/or Subsidiary policies, breach of noncompetition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, and/or its Subsidiaries.

(b) If the Company is required to file an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or recklessly engaged in the misconduct, or knowingly or recklessly failed to prevent or report the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued for such period as determined by the

15

Committee following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document reflecting such material noncompliance.

12.5. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

12.7. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

12.9. Construction. As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

12.10. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater

16

than those of a general unsecured creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

12.11. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York, without reference to principles of conflict of laws, and construed accordingly.

12.12. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the Board. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

12.13. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

12.14. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

12.15. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization, the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

17

12.16. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

18